UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 05, 2006

Date of Report (Date of earliest event reported)

Tripos, Inc.

 (Exact name of registrant as specified in its charter)

Utah	0-23666	43-1454986
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1699 South Hanley Rd., St. Louis, MO   63144

(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (314) 647-1099

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement

On December 5, 2006, Tripos, Inc and LaSalle Bank National Association entered into the Sixth Amendment and Waiver to Amended and Restated Loan Agreement, effective December 1, 2006.  Under the terms of the amendment, LaSalle Bank National Association waives the previously- disclosed default in the Company's minimum net worth requirement and extends the revolving loan maturity date from January 1, 2007 to February 28, 2007.  The term loan maturity date was also amended from April 18, 2008 to February 28, 2007.  As of September 30, 2006, the Company had outstanding $3,310,000 under its revolving loan and $3,534,375 under its term loan.

In addition, this amendment:

•        Reduced the maximum amount available under the Company's existing borrowing base by $500,000.

•        Imposed a $50,000 amendment fee and additional fees of up to $100,000 through February 28, 2007.

•        Eliminated the minimum net worth and minimum liquidity covenants and removed a restriction on selling mortgaged real estate securing the term loan.

A copy of the Sixth Amendment and Waiver to Amended and Restated Loan Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Also on December 5, 2006, Tripos, Inc. and Horizon Technology Funding Company LLC entered into an Amendment and Waiver Agreement to a certain Venture Loan and Security Agreement dated as of December 21, 2004.  This Amendment and Waiver Agreement is effective as of December 1, 2006.  Under the terms of the Amendment and Waiver Agreement, Horizon Technology Funding Company waived the previously-disclosed cross-default with respect to the LaSalle Bank facility.

In addition, this amendment:

•        Amended the payments terms such that interest only payments are due commencing December 1 through February 1, 2007, a $456,515.99 principal and accrued interest payment is due March 1, 2007, and monthly payments of principal and accrued interest in the amount of $134,662.75 commence beginning April 1, 2007 through January 1, 2009.

•        Extended the prepayment option whereby the Company may prepay the loan in whole or part for a fee of 5% of the outstanding principal balance in addition to accrued interest and outstanding principal.  Previously the agreement called for the 5% prepayment fee to drop to 2.5% after December 31, 2006.

A copy of the Amendment and Waiver Agreement is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 8.01        Other Events

On December 8, 2006, Tripos, Inc. sold it's investment in the A.M. Pappas Life Science Ventures II Fund for cash proceeds of $810,000 and was released from the obligation to make future capital calls.  The book value of our investment was $1,578,212.  Tripos will recognize a loss on sale of investment of $768,212 in the fourth quarter of 2006.

Item 9.01.       Financial Statements and Exhibits

(d) Exhibits

            10.1     Sixth Amendment and Waiver to Amended and Restated Loan Agreement between Tripos, Inc., Tripos Realty, LLC and LaSalle Bank National Association.

            10.2     Amendment and Waiver Agreement between Tripos, Inc. and Horizon Technology Funding Company LLC.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 08, 2006                                TRIPOS, INC.

By: /s/ John D. Yingling

John D. Yingling

Senior Vice President and Chief Financial Officer